AMENDMENT SEVEN TO AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This Amendment Seven to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) is dated as of October 14, 2016 (“Effective Date”) by and between ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) and BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. (“Lender”).

RECITALS

A. Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 2010 (as amended, the “Loan Agreement”), by and between Borrower and Lender, under which currently exists a $7,000,000 revolving line (“Line Facility”), a $2,760,000 term loan facility (“$2,760,000 Term Facility”), and a $5,000,000 term loan facility (“$5,000,000 Term Facility”) (separately and collectively, the “Loan”),  and pursuant to which other loan documents were executed and delivered to Lender, including without limitation the following (together with the Loan Agreement, separately and collectively, the “Loan Documents”):  (i) $7,000,000 Promissory Note (“Line Note”) dated November 27, 2015 payable by Borrower to Lender and maturing March 31, 2017; (ii) $2,760,000 Promissory Note (“$2,760,000 Term Note”) dated November 20, 2006 payable by Borrower to Lender,  maturing November 30, 2021; (iii) $5,000,000 Promissory Note (“$5,000,000 Term Note”) dated March 4, 2014 payable by Borrower to Lender,  maturing March 4, 2019; (iv) Security Agreements from the Borrower and each of the Guarantors; (v) Guaranty Agreements from each of the Guarantors; (vi) Subordination Agreements; and (vii) other instruments, documents and agreements executed or delivered to Lender in connection with the Loan Agreement.

B. Borrower has requested Lender to extend Borrower a new term loan (“$4,000,000 Term Facility”) in the amount of $4,000,000 for ADDVANTAGE TRITON, LLC, an Oklahoma limited liability company (“ADDvantage Triton”) a Subsidiary of Borrower, to acquire the net assets of Triton Miami Inc.; and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrower and Lender agree to the following:

1. Definitions.  Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein have the respective meanings ascribed to them in the Loan Agreement.  The following definitions are hereby incorporated into the Loan Agreement.

“Acquisition Completion Certificate” means a Certification from the Borrower certifying the completion of the Triton Asset Purchase, in form and content satisfactory to Lender.

“ADDvantage Triton Documents” means (i) a copy of all charter documents (articles, bylaws and related documents); (ii) certificate of good standing from the State in which ADDvantage Triton was formed and any other States in which Triton does business; (iii) a Secretary Certification evidencing, inter alia, authorization for Triton to execute and perform under the Restated Guaranty Agreement (Subsidiaries) and the Restated Security Agreement (Subsidiaries), in form and content satisfactory to Lender; and (iv) a UCC Search issued by the applicable governmental authority evidencing that the assets of Triton are free and clear of any Liens or encumbrances.

“Amendment to Mortgage” means an Amendment Two to Mortgage executed by Borrower, in form and content satisfactory to Lender, accompanied by all Title Assurances.

“Certificates of Good Standing” means Certificates of Good Standing for each of the Borrower and the Guarantors.

“Guaranty Joinder Agreement” means the Guaranty Joinder Agreement, the form of which is attached to the Restated Guaranty Agreement (Subsidiaries).

“Mortgaged Property” means the property subject to the Mortgage.

“Restated Borrowing Base Certificate” means a Restated Borrowing Base Certificate in form and content satisfactory to Lender.

“Restated Guaranty Agreement (Subsidiaries)” means the Restated Guaranty Agreement (Subsidiaries) dated March 4, 2014 executed by each of the Guarantors.

“Restated Security Agreement (Subsidiaries)” means the Restated Security Agreement (Subsidiaries) dated February 28, 2014, by each of the Guarantors.

“Security Agreement Joinder Agreement” means the Security Agreement Joinder Agreement, the form of which is attached to the Restated Security Agreement (Subsidiaries).

“Title Assurances” means any updated title requirements required to Lender relating to the Mortgaged Property.

“Triton” means TRITON MIAMI, INC., a Florida corporation.

“Triton Asset Purchase” means the completion of the purchase by ADDvantage Triton of the net assets of Triton in accordance with the Triton Asset Purchase Documents.

“Triton Asset Purchase Documents” means all instruments, documents and agreements relating to the Triton Asset Purchase, including without limitation the Asset Purchase Agreement between ADDvantage Triton, as Buyer, and Triton, as Seller.

2. Amendments to Loan Agreement.

2.1.	“Loan” now means the loans under the $7,000,000 Line Facility, the $2,760,000 Term Facility, the $5,000,000 Term Facility and the $4,000,000 Term Facility.

2.2.
“Notes” means the Line Note, the $2,760,000 Term Note, the $5,000,000 Term Note and the $4,000,000 Term Note, together with extensions, renewals, modifications, restructures and/or consolidations thereof from time to time.

2.3.	Borrowing Base. Section 1.5 is amended to read as follows:

“Borrowing Base” means, at any date of determination thereof, the sum of (A) eighty percent (80%) of Qualified Receivables at such date, plus (B) without duplication, ninety percent (90%) of Sprint Insured Qualified Receivables, plus (C) fifty percent (50%) of Qualified Inventory, with such value to be the lesser of (i) the direct cost of acquiring the Qualified Inventory and (ii) the appraised value, on a wholesale value basis (as established by an appraiser acceptable to Lender) of the Qualified Inventory consistent with the most recent appraisal of Qualified Inventory received and accepted by, or performed by, Lender, less (a) the outstanding principal balance of the $2,760,000 Term Note, (b) the outstanding principal balance of the $4,000,000 Term Note (Triton Asset Purchase); (c) the outstanding principal balance of the $5,000,000 Term Note (Nave Communications Acquisition); and (d) the Exposure (as defined in the Credit Support Annex Paragraph 12 of the ISDA), to the extent that it exceeds $900,000. The Borrowing Base shall be primarily based upon the information provided by Borrower to Lender under the Borrowing Base Certificate; provided, that Lender reserves the right to adjust the Borrowing Base at any time based upon the results of any field audits performed from time to time by Lender or, at Lender’s discretion, any party (e.g., a third party inspector) on behalf of Lender. Any advance request based upon Sprint Insured Qualified Receivables shall be accompanied by written evidence to the Sprint A/R Insurance in form and content satisfactory to Lender in its sole discretion.

2.4.	Borrowing Base Certificate. The form of the Borrowing Base Certificate shall now be evidenced by a Restated Borrowing Base Certificate, in form and content satisfactory to Lender.

2.5.	Section 1.37 (Leverage Ratio) is amended to read as follows:

“Section 1.37 “Leverage Ratio” means as of the Determination Date for any Reporting Period, the ratio of (i) Funded Debt to (ii) EBITDA.”

2.6.	Section 7.16 is mended to read as follows:

“7.16. Acquisitions and Asset Investments.  Without the prior written consent of Lender in each instance, expend funds during any given Reporting Period for the purpose of acquiring all or substantially all of the assets, stock or other ownership interests of a Person and/or investing in non-current assets (including without limitation fixed assets and capitalized value of leased equipment and leased real property. In any instance, any acquisition or asset investment shall not occur if any Initial Default or Matured Default has occurred and is continuing or will result therefrom.”

2.7.	Section 8.1 (Leverage Ratio) is hereby amended to evidence that the ratio “2.00 to 1.00” shall now mean and read “2.50 to 1.00”.

2.8.	A new Section 2.9 is added as follows:

“2.9. Triton Acquisition Loan.  Provided no Event of Default exists, Lender agrees to loan to Borrower the sum of $4,000,000 for the purpose of enabling ADDvantage Triton, LLC to accomplish the Triton Asset Purchase in accordance with the Triton Asset Purchase Documents and subject to all conditions required in connection therewith, including without limitation the execution and delivery by ADDvantage Triton of the ADDvantage Triton Company Documents, and the delivery by Borrower of the $4,000,000 Term Note and Amendment to Mortgage.

3. Conditions.  The effectiveness of this Amendment is subject to satisfaction of the following.

3.1.	Loan Documents. The following loan documents and other instruments, documents and agreement shall be duly executed and/or delivered to Lender, each in form and substance satisfactory to the Lender:

3.1.1.	This Amendment executed by Borrower and all Ratifications attached hereto;

3.1.2.	The $4,000,000 Term Note executed by Borrower;

3.1.3.	The Amendment to Mortgage executed by Borrower, accompanied by the Title Assurances;

3.1.4.	The Acquisition Completion Certificate;

3.1.5.	The ADDvantage Triton Company Documents;

3.1.6.	Copies of the Triton Asset Purchase Documents;

3.1.7.	The Guarantor Joinder Agreement executed by ADDvantage Triton;

3.1.8.	The Security Agreement Joinder Agreement executed by ADDvantage Triton;

3.1.9.	Certificates of Good Standing;

3.1.10.	UCC Searches as to the Borrower and Guarantors;

3.1.11.	Lender shall have received an updated appraisal as to the Mortgaged Property, which must evidence a Lender approved appraisal amount satisfactory to Lender;

3.1.12.	Borrower shall pay all costs, expenses and fees (including Lender legal counsel fees, appraisal costs and Title Assurances costs) incurred by Lender in connection herewith); and

3.1.13.	Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.2.
No Default.  No Event of Default shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or the documents executed pursuant hereto.

3.3.
Legal Matters.  All legal matters required by Lender and Lender’s legal counsel to be satisfied by the Borrower and any other Loan Party and the transactions contemplated hereby shall have been satisfied satisfactory to the Lender and its legal counsel.

3.4.
Ratification of Borrower.  Borrower  hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated.  Borrower further agrees and represents to Lender that the facts set forth in the Recitals are true and correct.

3.5.
Ratification of Guarantor.  Each Guarantor, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies,  affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, its Guaranty as to all Obligations of the Borrower, including without limitation the $4,000,000 Term Note, (iii) confirms that, after giving effect to the amendments provided for herein, its Guaranty remains in full force and effect, (iv) represents that each representation and warranty set forth in its Guaranty remains true, correct and accurate as of the Effective Date, and are hereby restated, and (v) acknowledges and agrees that nothing in this Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.

3.6.
Ratification of Collateral Documents.  Each of the Borrower and other Loan Parties to any instruments, documents, agreements, assignments, security agreements or similar security instruments (separately and collectively, the “Collateral Documents”) executed under and pursuant to the Loan Agreement to secure payment of the Obligations of Borrower to Lender, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies, affirms and restates each Collateral Document to which it is a party and agrees that the Collateral Documents are, and shall remain at all times during the term of the Loan, first and valid liens and security interests, (iii) confirms that, after giving effect to the amendments provided for herein, the Collateral Documents remain in full force and effect,  (iv) represents that each representation and warranty set forth in the Collateral Documents remains true and correct as of the Effective Date, and are hereby restated as of the Effective Date, and (v) ratifies and confirms that all Exhibits and Schedules attached to the Loan Agreement and other Loan Documents remain true, correct and accurate as of the Effective Date, and are hereby restated.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Additional Representations and Warranties. The Borrower further represents and warrants to the Lender that:

4.1.1.
Each Borrower, and each other Loan Party to any Loan Document  has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Loan Agreement (as amended by this Amendment), and the other Loan Documents set forth under Section 3.1 (separately and collectively, the “Amendment Documents”).

4.1.2.
The Amendment Documents are valid and legally binding obligations of each respective Loan Party, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

4.1.3.
The execution, delivery and performance of the Amendment Documents by the Loan Parties do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of Borrower or any Loan Party, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower or any Loan Party is subject or by which the assets and property of the Borrower or any Loan Party is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower or any Loan Party pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower or any Loan Party is a party, other than liens in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower’s or any Loan Party’s ability to perform its obligations under the Loan Agreement and related Loan Documents.

5. MISCELLANEOUS.

5.1.
Effect of Amendment.  The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment.  This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

5.2.	Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

5.3.
Governing Law.  This Amendment, the Loan Agreement, and all other Loan Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.  Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts.  Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens.  Borrower hereby waives personal service of any and all process and agrees that all such service of process may be made upon Borrower by certified or registered mail, return receipt requested, addressed to Borrower at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

5.4.
Reimbursement of Expenses.  Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Riggs, Abney, Neal, Turpen, Orbison & Lewis, legal counsel to the Lender, incurred by Lender in connection herewith.

5.5.
Release of Lender.  In consideration of the amendments contained herein, the Loan Parties hereby waive and release the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof.  Each Loan Party acknowledges that it has consulted by legal counsel of its choice and that each Loan Party has voluntarily and without coercion or duress of any kind entered into this Amendment.

5.6.
No Waiver.  Borrower expressly acknowledges and agrees that the execution of this Amendment shall not constitute a waiver, and shall not preclude the exercise, of any right, power or remedy granted to Lender in any Loan Document, or as provided by applicable law.  No previous amendment, modification, extension or compromise entered into with respect to any obligations of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an expressed or implied understanding to enter into any future modification, extension, waiver or compromise.  No delay on the part of Lender in exercising any right, power, or remedy shall operate as a waiver thereof, or otherwise prejudice Lender’s rights, powers, or remedies.

5.7.	Entire Agreement. This Amendment reflects the entire understanding of the Borrower and other Loan Parties as to the matters set forth herein.

5.8.
Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.9.
USA Patriot Act Notification.  The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

5.10.
Late Fees.  To the extent any payment due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Borrower shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made.  Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

5.11.
Waiver of Jury Trial.  Each of Borrower and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury.  Each of Borrower and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into this Amendment and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings.  Each of Borrower and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

5.12.
Flood Insurance.  Borrower must provide evidence that flood insurance is not required of Lender; provided, that if the Mortgaged Property is located in a special flood hazard area, a notification thereof shall be provided to and acknowledged by the mortgagor, and adequate proof of flood insurance (either a declaration page or an application for flood insurance accompanied by proof of payment) must be delivered to Lender, equal to the lesser of (i) the outstanding principal balance of the Loan, (ii) the maximum amount available under the NFIP for the particular type of improvement, or (iii) the full insurable value of the improvement.

 (Signature page follows)

“Borrower”

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By   /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

“Lender”

BOKF, NA dba Bank of Oklahoma

By   /s/ Timberly Harding
Timberly Harding,
Vice President

[Signature page to Amendment Seven to Revolving Credit and Term Loan Agreement]

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Amendment Seven to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective October 14, 2016, to which this Ratification is affixed, the undersigned Guarantors each hereby agrees to the Amendment, including Section 3.5 thereof. This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT, LLC, an Oklahoma limited liability company, by conversion of Tulsat Corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By ADDvantage Technologies Group, Inc.,
an Oklahoma corporation,
Its sole member and manager

By /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

NAVE COMMUNICATIONS COMPANY,
a Maryland company

By   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

ADDVANTAGE ACQUISITION CORPORATION,
an Oklahoma corporation

By   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

TULSAT-ARIZONA, LLC, an Oklahoma limited liability company

By   /s/ Scott A. Francis
Scott A. Francis, Chief Financial Officer,
Treasurer and Secretary

RATIFICATION OF COLLATERAL DOCUMENTS

As inducement for the Lender to enter into the Amendment Seven to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective October 14, 2016, to which this Ratification is affixed, the undersigned hereby agrees to the Amendment, including Section 3.6 thereof.  This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By   /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT, LLC, an Oklahoma limited liability company, by conversion of Tulsat Corporation

By   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By ADDvantage Technologies Group, Inc.,
an Oklahoma corporation,
Its sole member and manager

By /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

NAVE COMMUNICATIONS COMPANY,
a Maryland company

By   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

ADDVANTAGE ACQUISITION CORPORATION,
an Oklahoma corporation

By   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

TULSAT-ARIZONA, LLC, an Oklahoma limited liability company

By   /s/ Scott A. Francis
Scott A. Francis, Chief Financial Officer,
Treasurer and Secretary